INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MARCH 24, 2021 TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 21, 2020, AS PREVIOUSLY SUPPLEMENTED
As of market close on March 24, 2021, Invesco VRDO Tax-Free ETF (formerly, Invesco VRDO Tax-Free Weekly ETF) (PVI) is no longer included in the Statement of Additional Information.
Please Retain This Supplement For Future Reference.
P-PS-TRUST II-SAI-SUP 032421